UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

2/29

Date of reporting period: 2/29/12

Item 1.  Reports to Stockholders.

Alternative Strategies Mutual Fund

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Annual Report

February 29, 2012

1-866-506-7390

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Alternative Strategies Mutual Fund.

Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

Dear Shareholder:

The Alternative Strategies Mutual Fund (AASFX), a multi-strategy alternative investment fund, has a stated objective of growth with low correlation of returns to traditional market indices.  As of February 29, 2012, the Fund continues to be allocated to six strategies: Global Macro, Long/Short Equity, Emerging/International Equity, Market Neutral, Convertible Bond Arbitrage and Tactical Opportunity.

The 12 months ending February 29, 2012, were defined by a sharp selloff and bear market in equities followed by a volatile two-month basing pattern, which preceded an aggressive rebound and new bull market in domestic equities.  The Alternative Strategies Mutual Fund performance for this reporting period was below that of the HFRX Global Hedge Fund Index, the Fund’s most appropriate benchmark.  For the twelve months ending February 29, 2012, the HFRX Global Hedge Fund Index returned -7.18%.  Over the same period, the Fund’s Class I shares returned -15.40%.  The performance of the individual Fund strategies can be described as follows:

•

Global Macro – the strategy’s top-down focus on macro imbalances created by global inflationary and deflationary pressures allowed for this strategy to generate attractive risk adjusted returns and outperformed its benchmark over the reporting period. (Benchmark: HFRX Macro: Multi Strategy Index)

•

Long Short Equity – the risk management models utilized by this strategy aggregate market data on breadth, liquidity, seasonality, sentiment, trend, volatility, volume, economics, monetary environment, and fundamentals.  The market action during the reporting period was characterized by sharp trend reversals, dislocations from fundamentals, and historically high volatility.  These conditions adversely impacted the effectiveness of the strategy’s medium-term approach to risk management, and resulted in moderate outperformance of its benchmark, yet underperformance relative to the S&P 500.  (Benchmark: HFRX Equity Hedge Index)

•

Emerging/International Markets – the long-term focus on security selection and top-down risk management utilized by this strategy allowed for exploitation of valuation anomalies and resulted in outperformance relative to the MSCI Emerging Market Index.  Nonetheless, Emerging Market Equities significantly underperformed domestic equities during the reporting period.  While domestic equities rallied to finish 2011 above the August waterfall decline lows, Emerging Market Equities continued lower and finished 2011 below their August lows.  (Benchmark: MSCI Emerging Markets Index)

•

Market Neutral – the “Fundamental Indexing” approach utilized by this strategy results in a portfolio that is overweight (long) value stocks, while being underweight (short) growth stocks.  Furthermore, while the portfolio is ‘dollar neutral’, the strategy allows for net long or net short exposures to individual sectors.  This parameter created a portfolio that was not just long value and short growth, but also primarily long Financials and short Technology.  This combination resulted in negative absolute returns for the strategy as value underperformed growth and Financials underperformed Technology.  (Benchmark: HFRX EH: Equity Market Neutral Index)

•

Convertible Bond Arbitrage – The bottom-up and disciplined approach to convertible bond valuations allowed for this strategy to opportunistically exploit the spikes in volatility and dislocations from fundamentals witnessed during the reporting period.  The strategy was positively impacted by lower interest rates and outperformed its benchmark over the reporting period.  (Benchmark: HFRX RV: FI-Convertible Arbitrage Index)

•

Tactical Opportunity – the relative strength and cyclically oriented trend models utilized by this overlay strategy struggled to produce effective risk mitigating signals over the 12 month ending February 2012.  The strategy allowed the Fund’s directional exposures to be largely un-hedged until August and September.  Furthermore, the strategy acted as an insurance premium and detracted from upside capture in January and February as risk assets and Emerging Market Equities rallied while remaining significantly hedged.

Although the Fund experienced a disappointing 12-month period ending February 29, 2012, we remain confident in our strategies and sub-advisors, and expect that our investment process will continue to add alpha over the HFRX Global Hedge Fund Index.  The Fund maintained diversification across multiple asset classes and investment strategies during the reporting period. A diversified multi-strategy approach to alternative strategies remains a valuable complement to traditional portfolios and risk factors.  Our Capital Allocation process is currently signaling a more turbulent medium-term investment environment.  As a result, the Fund may incrementally shift exposure towards ‘convergent’ strategies and away from ‘directional’ strategies, while always maintaining a diversified multi-strategy approach.  As the Fund’s Advisor, we continue to work diligently to maintain productive exposures, take prudent risks, and provide access to what we believe to be high quality alternative strategy managers.

Definitions:

Long - Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Short- The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

Alpha - Is a risk adjusted measure of the active return on an investment. It is a measure of the manager’s contribution to performance. A positive annual Alpha indicates the portfolio outperformed the market on a risk adjusted basis, and a negative Alpha indicates the portfolio underperformed in relation to the market.

Dollar Neutral - A portfolio is called dollar neutral if the sum of values of long (+) and short (-) positions in the portfolio equals zero. For example, a portfolio built through a pairs trade is dollar neutral if the same amount of money is used on both legs (long X, short Y) of the trade

HFRX Global Hedge Fund Index - The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Macro: Multi Strategy Index- Macro: Multi-Strategy Strategies which employ components of both Discretionary and Systematic Macro strategies, but neither exclusively both. Strategies frequently contain proprietary trading influences, and in some cases contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process is predicated on a systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas of focus both inter and intra-asset classes, and typical holding periods are longer than trend following or discretionary strategies.

S&P 500 Index - is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large‐cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

MSCI Emerging Market Index – the MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

HFRX EH: Equity Market Neutral Index - Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

HFRX RV: FI-Convertible Arbitrage Index - Convertible Arbitrage includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a convertible fixed income instrument. Strategies employ an investment process designed to isolate attractive opportunities between the price of a convertible security and the price of a non-convertible security, typically of the same issuer. Convertible arbitrage positions maintain characteristic sensitivities to credit quality the issuer, implied and realized volatility of the underlying instruments, levels of interest rates and the valuation of the issuer’s equity, among other more general market and idiosyncratic sensitivities.

HFRX Equity Hedge Index - Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

0673-NLD-5/03/2012

Alternative Strategies Mutual Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through February 29, 2012

Annualized Total Returns as of February 29, 2012

	One Year	Since Inception – Class I*	Since Inception- Class A**
Alternative Strategies Mutual Fund – Class I	(15.40)%	(3.35)%	-
Alternative Strategies Mutual Fund – Class A
Without Sales Charge	(15.55)%	-	(3.09)%
With Sales Charge	(20.41)%	-	(4.79)%
S&P 500***	5.12%	2.91%	15.43%
HFRX Global Hedge Fund Index****	(7.18)%	(3.60)%	(0.79)%

________________

*Class I commenced operations on March 3, 2008.

**Class A commenced operations on October 15, 2008.

***The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

****The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. Full strategy and regional descriptions (multi-language), as well as the full ‘HFRX Hedge Fund Indices Defined Formulaic Methodology’ may be downloaded at www.hfrx.com.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, are 3.60% for Class A and 3.35% for Class I.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-506-7390.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS
February 29, 2012
Shares				Value

	COMMON STOCK - 49.79%
	AEROSPACE/DEFENSE - 2.54%
1,630	Embraer SA - ADR			$ 48,998
2,400	General Dynamics Corp. +			175,752
2,600	L-3 Communications Holdings, Inc. +			182,650
2,468	Lockheed Martin Corp. +			218,196
860	Northrop Grumman Corp. +			51,437
				677,033
	AGRICULTURE - 1.55%
3,056	Altria Group, Inc. +			91,986
7,056	Archer-Daniels-Midland Co. +			220,147
1,000	British American Tobacco PLC - ADR			101,280
				413,413
	AIRLINES - 0.03%
18,537	AMR Corp. * +			9,315

	AUTO MANUFACTURERS - 0.11%
358	Ford Otomotiv Sanayi AS - ADR			16,468
333	Sinotruk Hong Kong Ltd. - ADR *			11,758
				28,226
	AUTO PARTS & EQUIPMENT - 0.60%
1,650	Autoliv, Inc.			109,890
3,334	Goodyear Tire & Rubber Co. * +			42,875
357	Weichai Power Co. Ltd. - ADR			7,840
				160,605
	BANKS - 6.88%
1,542	ABSA Group Ltd. - ADR			65,612
4,500	Banco Bilbao Vizcaya Argentaria SA - ADR			40,455
3,086	Banco Bradesco SA - ADR			55,980
1,000	Banco Macro SA - ADR			20,170
5,500	Banco Santander SA - ADR			45,650
929	BanColombia SA - ADR			59,363
30,876	Bank of America Corp. +			246,082
4,700	Barclays PLC - ADR			73,179
1,169	Capital One Financial Corp. +			59,151
4,694	Citigroup, Inc. +			156,404
8,780	Commercial International Bank Egypt SAE - ADR			35,120
2,000	Credit Suisse Group AG - ADR			53,640
1,800	Deutsche Bank AG			84,132
1,806	Grupo Financiero Banorte SAB de CV - ADR			37,330
1,800	HSBC Holdings PLC - ADR			79,956
1,071	ICICI Bank Ltd. - ADR			38,877
3,303	Industrial & Commercial Bank of China - ADR			48,059

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	BANKS (Continued) - 6.88%
2,627	JPMorgan Chase & Co. +			$ 103,083
915	Komercni Banka AS - GDR			59,894
7,338	Malayan Banking Bhd - ADR			42,869
3,103	Morgan Stanley +			57,530
11,351	Regions Financial Corp. +			65,382
5,566	Sberbank of Russia - ADR *			76,254
1,500	State Street Corp. +			63,345
2,697	SunTrust Banks, Inc. +			61,923
2,460	Turkiye Vakiflar Bankasi Tao - ADR			42,804
4,500	UBS AG *			63,135
				1,835,379
	BEVERAGES - 0.66%
500	Anheuser-Busch InBev NV - ADR			33,625
919	Cia Cervecerias Unidas SA - ADR			66,094
800	Diageo PLC - ADR			76,448
				176,167
	BIOTECHNOLOGY - 0.98%
400	Biogen Idec, Inc. * +			46,588
1,700	Celgene Corp. * +			124,653
2,000	Gilead Sciences, Inc. * +			91,000
				262,241
	BUILDING MATERIALS - 0.24%
7,764	Pretoria Portland Cement Co. - ADR			64,519

	CHEMICALS - 0.56%
2,060	Braskem SA - ADR			38,028
1,365	Dow Chemical Co. +			45,741
1,000	Syngenta AG - ADR *			65,340
				149,109
	COAL - 0.52%
1,000	Consol Energy, Inc. +			35,820
1,800	Peabody Energy Corp. +			62,784
1,600	Yanzhou Coal Mining Co. Ltd. - ADR			39,456
				138,060
	COMPUTERS - 1.78%
400	Apple, Inc. * +			216,976
2,000	Cognizant Technology Solutions Corp. - Cl. A * +			141,900
3,068	Dell, Inc. * +			53,076
2,473	Hewlett-Packard Co. +			62,592
				474,544
	DISTRIBUTION/WHOLESALE - 0.22%
3,011	Ingram Micro, Inc. * +			57,600

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	DIVERSIFIED FINANCIAL SERVICES - 1.07%
500	Altisource Portfolio Solutions SA *			$ 32,220
5,000	NASDAQ OMX Group, Inc. * +			131,700
1,577	Shinhan Financial Group Co.- ADR *			122,470
				286,390
	ELECTRIC - 1.34%
1,570	Ameren Corp. +			50,350
1,658	Cia Paranaense de Energia - ADR			41,251
1,432	Constellation Energy Group, Inc. +			51,924
1,000	Empresa Nacional de Electricidad SA - ADR			52,840
2,000	Enersis SA - ADR			40,420
1,000	Entergy Corp. +			66,630
1,213	FirstEnergy Corp. +			53,724
				357,139
	ELECTRONICS - 0.68%
4,700	Koninklijke Philips Electronics NV			98,606
2,550	Sensata Technologies Holding NV *			82,620
				181,226
	ENGINEERING & CONSTRUCTION - 0.69%
2,000	ABB Ltd. - ADR *			40,980
5,316	Aveng Ltd. - ADR			49,970
2,000	Chicago Bridge & Iron Co. NV			93,040
				183,990
	FOOD - 1.14%
4,348	Dean Foods Co. * +			53,306
2,579	Kroger Co. +			61,354
2,416	Safeway, Inc. +			51,823
8,214	SUPERVALU, Inc. +			53,637
2,500	Unilever NV			83,275
				303,395
	FOREST PRODUCTS & PAPER - 0.11%
1,106	Kimberly-Clark de Mexico SAB de CV - ADR			30,680

	HEALTHCARE-PRODUCTS - 0.60%
4,200	Medtronic, Inc. +			160,104

	HEALTHCARE-SERVICES - 0.33%
1,328	WellPoint, Inc. +			87,157

	HOME FURNISHINGS - 0.26%
966	Arcelik AS - ADR			22,242
2,200	Sony Corp. - ADR			47,058
				69,300
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	INSURANCE - 1.78%
2,000	Aflac, Inc. +			$ 94,500
2,616	Allstate Corp. +			82,221
3,020	Fidelity National Financial, Inc. +			52,125
4,342	Hartford Financial Services Group, Inc. +			89,923
8,000	ING Groep NV - ADR *			70,320
1,473	Travelers Cos, Inc. +			85,390
				474,479
	INTERNET - 0.76%
330	Google, Inc. - Cl. A * +			204,023

	IRON/STEEL - 0.52%
566	POSCO - ADR			52,355
3,623	Ternium SA - ADR			85,648
				138,003
	LODGING - 0.20%
3,040	Genting Bhd - ADR			54,659

	MACHINERY-CONSTRUCTION & MINING - 0.09%
1,244	Lonking Holdings Ltd. - ADR			24,580

	MEDIA - 1.02%
1,000	CTC Media, Inc.			10,940
4,000	DIRECTV * +			185,280
2,042	Time Warner, Inc. +			75,983
				272,203
	MINING - 1.86%
900	BHP Billiton Ltd. - ADR			69,138
2,000	Freeport-McMoRan Copper & Gold, Inc. +			85,120
121,000	General Metals Corp. *			3,207
3,400	Rio Tinto PLC - ADR +			193,562
250,000	St Andrew Goldfields Ltd. *			126,723
1,026	Vale Indonesia Tbk - ADR			20,048
				497,798
	MISCELLANEOUS MANUFACTURING - 0.88%
7,623	General Electric Co. +			145,218
900	Siemens AG - ADR			89,739
				234,957
	OIL & GAS - 6.54%
1,530	Chevron Corp. +			166,954
766	China Petroleum & Chemical Corp. - ADR			86,780
2,511	ConocoPhillips +			192,217
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	OIL & GAS (Continued) - 6.54%
2,500	Diamond Offshore Drilling, Inc. +			$ 171,175
1,350	ENI SpA - ADR			62,370
1,158	Exxon Mobil Corp. +			100,167
12,834	Gazprom OAO - ADR			170,051
793	Hess Corp. +			51,482
3,007	Marathon Oil Corp. +			101,907
582	PetroChina Co. Ltd. - ADR			87,434
4,578	Petroleo Brasileiro SA - ADR			130,427
1,200	Royal Dutch Shell PLC - ADR			87,708
1,870	Sunoco, Inc. +			72,238
2,230	Tesoro Corp. * +			59,162
1,500	Total SA - ADR			84,105
4,982	Valero Energy Corp. +			122,009
				1,746,186
	OIL & GAS SERVICES - 0.42%
2,000	Cameron International Corp. * +			111,420

	PHARMACEUTICALS - 2.47%
5,144	Eli Lilly & Co. +			201,851
1,500	GlaxoSmithKline PLC - ADR			66,465
1,559	Hikma Pharmaceuticals PLC - ADR			35,935
892	McKesson Corp. +			74,491
1,000	Novartis AG - ADR			54,510
200	Novo Nordisk A/S - ADR			28,066
5,462	Pfizer, Inc. +			115,248
800	Shire PLC - ADR			83,720
				660,286
	REAL ESTATE - 0.12%
532	China Overseas Land & Investment Ltd. - ADR			33,461

	RETAIL - 2.38%
1,163	Astra International Tbk PT - ADR			18,026
1,007	Home Depot, Inc. +			47,903
1,314	Macy's, Inc. +			49,893
3,400	Ross Stores, Inc. +			181,322
1,060	Sears Holdings Corp. * +			73,840
4,463	Wal-Mart Stores, Inc. +			263,674
				634,658
	SAVINGS & LOANS - 0.99%
61,000	Meritor Savings Bank *			262,910

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	SEMICONDUCTORS - 1.38%
1,100	ASM International NV			$ 41,294
4,000	Broadcom Corp. * +			148,600
2,588	Intel Corp. +			69,565
1,000	NXP Semiconductor NV *			24,800
5,865	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR			85,160
				369,419
	SOFTWARE - 0.25%
1,000	SAP AG - ADR			67,610

	TELECOMMUNICATIONS - 4.52%
11,394	Advanced Info Service PCL - ADR			60,388
4,872	America Movil SAB de CV - ADR			116,636
6,138	AT&T, Inc. +			187,761
500	BCE, Inc.			20,460
3,080	China Mobile Ltd. - ADR			163,271
5,000	Corning, Inc. +			65,200
1,061	Motorola Solutions, Inc. +			52,838
4,000	NTT DoCoMo, Inc. - ADR			68,360
767	Philippine Long Distance Telephone Co. - ADR			50,599
40,668	Sprint Nextel Corp. * +			100,450
2,000	Telefonaktiebolaget LM Ericsson - ADR			19,960
1,550	Telefonica Brasil SA - ADR			45,616
4,600	Telefonica SA - ADR +			78,614
3,944	Verizon Communications, Inc. +			150,306
2,159	VimpelCom Ltd. - ADR			26,275
				1,206,734
	TRANSPORTATION - 0.55%
4,672	All America Latina Logistica SA - ADR			27,892
4,000	CSX Corp. +			84,040
3,469	Pacific Basin Shipping Ltd. - ADR			35,106
				147,038
	WATER - 0.17%
600	Cia de Saneamento Basico do Estado de Sao Paulo - ADR			45,072

	TOTAL COMMON STOCK			13,291,088
	( Cost - $13,016,779)
		Dividend
	PREFERRED STOCK - 0.39%	Rate (%)
4,000	Corts-Ford *	7.40		103,160
30	Orchard Supply Hardware Stores Corp. * +	0.00		61
	( Cost - $100,839)			103,221
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	EXCHANGE TRADED NOTES - 0.90%
5,448	iPath Dow Jones-UBS Commodity Index Total Return ETN *			$ 240,911
	( Cost - $270,812)

	EXCHANGE TRADED FUNDS - 23.55%
	ASSET ALLOCATION FUND - 1.61%
22,500	ProShares UltraShort Euro * +			429,300

	COMMODITY FUND - 1.18%
447	ETFS Platinum Trust *			74,032
1,467	SPDR Gold Trust *			241,013
				315,045
	DEBT FUND - 3.99%
4,400	iShares iBoxx $ High Yield Corporate Bond Fund +			405,372
3,200	iShares iBoxx Investment Grade Corporate Bond Fund +			376,640
2,490	iShares JPMorgan USD Emerging Markets Bond Fund			282,117
				1,064,129
	EQUITY FUND - 16.77%
15,000	Accuvest Global Long Short ETF *			322,200
5,400	Consumer Staples Select Sector SPDR Fund +			179,442
6,000	Financial Select Sector SPDR Fund +			88,500
4,900	Health Care Select Sector SPDR Fund +			177,282
13,000	iShares Dow Jones US Home Construction Index Fund +			181,220
2,000	iShares Dow Jones US Real Estate Index Fund +			120,280
4,871	iShares MSCI Brazil Index Fund +			336,878
450	iShares MSCI Chile Investable Market Index Fund			30,555
17,196	iShares MSCI Emerging Markets Index Fund			761,955
8,000	iShares MSCI Germany Index Fund +			183,600
451	iSHARES MSCI Indonesia Investable Market Index Fund			13,512
5,208	iShares MSCI South Korea Index Fund			311,438
21,526	iShares MSCI Taiwan Index Fund			293,399
3,100	Market Vectors Gold Miners ETF +			171,585
4,026	Market Vectors Poland ETF			83,540
3,149	PowerShares India Portfolio *			63,043
3,700	ProShares Short MSCI EAFE * +			171,495
4,700	ProShares Short S&P 500 * +			173,900
954	SPDR S&P Emerging Middle East & Africa ETF			68,774
19,500	Technology Select Sector SPDR Fund +			563,940
3,100	WisdomTree Emerging Markets Equity Income Fund +			180,885
				4,477,423

	TOTAL EXCHANGE TRADED FUNDS			6,285,897
	( Cost - $6,124,719)

	CLOSED-END FUND- 0.32%
5,781	Thai Fund, Inc.			86,137
	( Cost - $72,412)
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Principal				Value
		Interest Rate (%)	Maturity Date
	CONVERTIBLE BONDS - 15.49%
	AEROSPACE/DEFENSE - 0.73%
$ 200,000	L-3 Communications Holdings, Inc. +	3.0000	8/1/2035	$ 196,250

	BIOTECHNOLOGY - 1.55%
250,000	Dendreon Corp. +	2.8750	1/15/2016	208,438
200,000	PDL BioPharma, Inc. +	3.7500	5/1/2015	207,000
				415,438
	COAL - 0.70%
200,000	Alpha Appalachia Holdings, Inc.	3.2500	8/1/2015	187,000

	COMPUTERS - 1.84%
200,000	CACI International, Inc.	2.1250	5/1/2014	241,354
150,000	Cadence Design Systems, Inc. +	2.6250	6/1/2015	249,043
				490,397
	DIVERSIFIED FINANCIAL SERVICES - 1.75%
200,000	Knight Capital Group, Inc. +	3.5000	3/15/2015	193,000
200,000	National Financial Partners Corp. +	4.0000	6/15/2017	274,052
				467,052
	ENVIRONMENTAL CONTROL - 0.65%
150,000	Covanta Holding Corp. +	3.2500	6/1/2014	173,437

	FOOD - 0.89%
200,000	Smithfield Foods, Inc. +	4.0000	6/30/2013	238,500

	HEALTHCARE-PRODUCTS - 1.47%
200,000	Greatbatch, Inc. +	2.2500	6/15/2013	201,000
150,000	PSS World Medical, Inc. -144A +	3.1250	8/1/2014	192,750
	(Acquired on 2/25/2011, Cost $202,350)			393,750

	INSURANCE - 0.65%
150,000	American Equity Investment Life Holding Co. -144A +	3.5000	9/15/2015	172,500
	(Acquired on 9/21/2010, Cost $156,000)

	INVESTMENT COMPANIES - 0.77%
200,000	Ares Capital Corp. -144A +	5.1250	6/1/2016	204,750
	(Acquired on 5/27/2011, Cost $204,000)

	PHARMACEUTICALS - 2.11%
200,000	Endo Pharmaceuticals Holdings, Inc. +	1.7500	4/15/2015	276,500
200,000	Omnicare, Inc.	3.7500	12/15/2025	286,000
				562,500
	REAL ESTATE - 0.87%
200,000	Forest City Enterprises, Inc. +	3.6250	10/15/2014	231,875
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Principal				Value
		Interest Rate (%)	Maturity Date
	TELECOMMUNICATIONS - 1.51%
$ 150,000	SBA Communications Corp. +	4.0000	10/1/2014	$ 246,563
100,000	Virgin Media, Inc. +	6.5000	11/15/2016	156,125
				402,688
	TOTAL CONVERTIBLE BONDS
	( Cost - $3,773,770)			4,136,137

	CORPORATE BONDS - 1.89%
	AGRICULTURE - 0.72%
200,000	Ceagro Agricola Ltd. -144A	10.7500	5/16/2016	191,750
	(Acquired on 6/16/2011, Cost $205,000)

	METAL FABRICATE/HARDWARE - 0.36%
100,000	WPE International Cooperatief UA -144A	10.3750	9/30/2020	95,875
	(Acquired on 7/20/2011, Cost $106,625)

	OIL & GAS - 0.81%
200,000	Pacific Rubiales Energy Corp. -144A	7.2500	12/12/2021	218,000
	(Acquired on 12/5/2011, Cost $200,000)

	TOTAL CORPORATE BONDS			505,625
	( Cost - $510,845)

	US TREASURY NOTES - 12.38%
1,500,000	United States Treasury Inflation Indexed Bonds	1.1250	1/15/2021	353,688
300,000	United States Treasury Inflation Indexed Bonds	1.2500	4/15/2014	682,566
600,000	United States Treasury Inflation Indexed Bonds	2.1250	2/15/2041	639,766
450,000	United States Treasury Inflation Indexed Bonds	0.1250	4/15/2016	1,630,512
	(Cost - $3,050,961)			3,306,532

	FOREIGN GOVERNMENT BONDS - 0.39%
100,000	Russian Foreign Bond - Eurobond -144A	3.6250	4/29/2015	104,000
	(Cost - $98,049)

	WARRANTS - 0.05%
1,603	American International Group, Inc. * +			13,257
	(Cost - $18,881)

Contracts	PUT OPTIONS PURCHASED - 0.03%
3	Euro FX Future			525
	Expiration March 2012, Exercise Price $1.30
9	E-Mini S&P 500 Index			7,088
	Expiration April 2012, Exercise Price $1300
	TOTAL PUT OPTIONS PURCHASED			7,613
	( Cost - $14,270)
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	SHORT-TERM INVESTMENTS - 8.37%
	MONEY MARKET FUND - 8.37%
2,234,788	AIM STIT - Liquid Assets Portfolio, 0.01% ** +			$ 2,234,788
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $2,234,788)

	TOTAL INVESTMENTS - 113.55%			$ 30,315,206
	(Cost - $ 29,287,125) (a)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.55) %			(3,618,236)
	NET ASSETS - 100.00%			$ 26,696,970

	SECURITIES SOLD SHORT - (24.36) %
787	3M Co.			$ 68,941
955	Allergan, Inc.			85,558
918	Amazon.com, Inc. *			164,955
8,400	American Equity Investment Life Holding Co.			101,640
1,806	American Express Co.			95,519
1,470	American Tower Corp.			91,993
977	Anadarko Petroleum Corp.			82,185
1,064	Apache Corp.			114,838
4,200	Ares Capital Corp.			70,014
1,524	Baker Hughes, Inc.			76,627
3,579	Bank of New York Mellon Corp.			79,132
1,909	Berkshire Hathaway, Inc. - Cl. B *			149,761
418	BlackRock, Inc. - Cl. A			83,182
2,400	CACI International, Inc. - Cl. A *			141,936
16,900	Cadence Design Systems, Inc. *			198,913
679	Caterpillar, Inc.			77,549
6,122	Charles Schwab Corp.			84,973
8,377	Cisco Systems, Inc.			166,535
2,129	Coca-Cola Co.			148,732
5,800	Covanta Holding Corp.			94,714
1,366	Crown Castle International Corp. *			70,772
804	Deere & Co.			66,676
1,200	Dendreon Corp. *			13,512
1,218	Devon Energy Corp.			89,291
1,402	Dominion Resources, Inc.			70,759
5,200	Endo Pharmaceuticals Holdings, Inc. *			192,764
846	EOG Resources, Inc.			96,326
2,200	Expeditors International of Washington, Inc.			95,986
1,549	Express Scripts, Inc. - Cl. A *			82,608
8,900	Forest City Enterprises, Inc. - Cl. A *			130,118
697	Franklin Resources, Inc.			82,169
1,487	Freeport-McMoRan Copper & Gold, Inc. - Cl. B			63,287
1,644	HCP, Inc.			64,938
145	Intuitive Surgical, Inc. *			74,185
1,189	Johnson & Johnson			77,380
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012
Shares				Value

	SECURITIES SOLD SHORT (Continued) - (24.36) %
3,850	Knight Capital Group, Inc. - Cl. A *			$ 51,012
233	Mastercard, Inc. - Cl. A			97,860
1,074	McDonald's Corp.			106,627
12,500	National Financial Partners Corp. *			190,750
1,222	National Oilwell Varco, Inc.			100,852
1,514	Nike, Inc. - Cl. B			163,391
1,234	Occidental Petroleum Corp.			128,793
0.33	Ocean Rig UDW, Inc. *			6
6,400	Omnicare, Inc.			225,152
3,419	Oracle Corp.			100,074
15,000	PDL BioPharma, Inc.			95,700
1,546	PepsiCo Inc./NC			97,305
4,950	PSS World Medical, Inc. *			119,939
552	Public Storage			74,007
2,973	QUALCOMM, Inc.			184,861
4,150	SBA Communications Corp. - Cl. A *			194,759
2,585	Schlumberger Ltd.			200,622
765	Simon Property Group, Inc.			103,642
5,700	Smithfield Foods, Inc. *			133,551
1,892	Southern Co.			83,607
1,519	Starbucks Corp.			73,763
1,374	T Rowe Price Group, Inc.			84,625
677	Union Pacific Corp.			74,639
600	United Parcel Service, Inc. - Cl. B			46,134
4,250	Virgin Media, Inc.			107,100
2,052	Walt Disney Co.			86,163
4,135	Wells Fargo & Co.			129,384
	TOTAL SECURITIES SOLD SHORT			6,502,786
	(Proceeds - $5,901,253)
				Unrealized
				Appreciation/
Contracts	FUTURES CONTRACTS PURCHASED - (0.00%)			(Depreciation)
2	Live Cattle Future April 2012			$ 1,274
	(Underlying Face Amount at Value $103,800)
1	Natural Gas Future July 2012			(852)
	(Underlying Face Amount at Value $28,520)
2	S&P E-Mini Future March 2012			(629)
	(Underlying Face Amount at Value $136,450)
	TOTAL FUTURES CONTRACTS PURCHASED			(207)

	FUTURES CONTRACTS SOLD - (1.46%)
2	Crude Oil Future May 2012			(21,785)
	(Underlying Face Amount at Value $215,040)
21	Emerging Market Future March 2012			(114,020)
	(Underlying Face Amount at Value $1,128,855)
18	Euro Fx Future March 2012			(84,038)
	(Underlying Face Amount at Value $3,001,500)
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
PORTFOLIO OF INVESTMENTS (Continued)
February 29, 2012

				Unrealized
				Appreciation/
Contracts	FUTURES CONTRACTS SOLD (Continued)			(Depreciation)
1	Euro Fx Future June 2012			$ 138
	(Underlying Face Amount at Value $166,825)
1	Japanese Yen Future June 2012			2,785
	(Underlying Face Amount at Value $154,150)
1	LME Aluminum March 2012			(3,614)
	(Underlying Face Amount at Value $57,363)
22	MSCI EAFE Index Mini March 2012			(153,210)
	(Underlying Face Amount at Value $1,716,770)
23	S&P E-Mini Future March 2012			(28,013)
	(Underlying Face Amount at Value $1,569,175)
2	US 10 Year Future June 2012			841
	(Underlying Face Amount at Value $261,906)
5	US Ultra Bond June 2012			10,773
	(Underlying Face Amount at Value $782,031)
	TOTAL FUTURES CONTRACTS SOLD			(390,143)

	TOTAL FUTURES CONTRACTS			(390,350)

	SHORT EQUITY SWAP CONTRACT - 0.01%
	JP Morgan Volemont Index Equity Swap, JP Morgan- April 4, 2012 to pay total return of JP Morgan Volemont Index			2,315
	(Notional Amount $500,000)

* Non-Income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on February 29, 2012.
ADR - American Depositary Reciept.
GDR - Global Depositary Receipt.

144A- Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At February 29, 2012, the value of these securities total $1,179,625 which represents 4.41% of total net assets.

+ All or portion of these securities are pledged as collateral for short positions. Total collateral had a market value of $15,560,901 at February 29, 2012.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including securities sold short, is $23,841,745 and differs from market value by net unrealized appreciation (depreciation) of:

	Unrealized appreciation			$ 1,978,114
	Unrealized depreciation			(2,007,439)
	Net unrealized appreciation			$ (29,325)

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2012

ASSETS
Investment securities:
At cost	$ 29,287,125
At value	30,315,206
Receivable for swaps	17,759
Receivable for securities sold	416,160
Deposits for futures	600,442
Variation margin receivable	64,064
Deposits for short sales	1,974,433
Receivable for fund shares sold	30
Dividends and interest receivable	92,170
Prepaid expenses and other assets	86,224
TOTAL ASSETS	33,566,488

LIABILITIES
Cash overdraft	15,332
Payable for dividends on securities sold short	6,463
Payable for securities purchased	274,155
Distribution (12b-1) fees payable	7,562
Securities sold short (proceeds $5,901,253)	6,502,786
Investment advisory fees payable	34,082
Accrued expenses and other liabilities	29,138
TOTAL LIABILITIES	6,869,518
NET ASSETS	$ 26,696,970

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 31,385,810
Accumulated net investment loss	(118,705)
Accumulated net realized loss from security transactions,
short sales, purchased options, swaps, and futures	(4,608,648)
Net unrealized appreciation (depreciation) of:
Security transactions	1,034,738
Short sales	(601,533)
Purchased options	(6,657)
Swaps	2,315
Futures	(390,350)

NET ASSETS	$ 26,696,970

Class A Shares:
Net Assets	$ 18,505,433
Shares of beneficial interest outstanding	1,408,148
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 13.14
Maximum offering price per share (maximum sales charges of 5.75%)	$ 13.94

Class I Shares:
Net Assets	$ 8,191,537
Shares of beneficial interest outstanding	745,265
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$ 10.99
_____
*If applicable, redemption price per share may be reduced by a redemption fee.

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
STATEMENT OF OPERATIONS
For the Year Ended February 29, 2012

INVESTMENT INCOME
Dividends (Less $19,405 Foreign Taxes)	$ 442,953
Interest	221,399
TOTAL INVESTMENT INCOME	664,352

EXPENSES
Investment advisory fees	561,081
Interest expense	127,558
Dividends on short positions	127,392
Transfer agent fees	50,552
Administrative services fees	44,887
Distribution (12b-1) fees- Class A	36,526
Custodian fees	30,703
Registration fees	29,809
Accounting services fees	28,266
Compliance officer fees	24,833
Printing and postage expenses	22,564
Audit fees	15,778
Legal fees	11,710
Trustees' fees and expenses	8,953
Insurance expense	3,197
Other expenses	8,660
TOTAL EXPENSES	1,132,469
Fees waived by the Advisor	(90,907)
Service fees waived	(33,010)
NET EXPENSES	1,008,552

NET INVESTMENT LOSS	(344,200)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(1,304,752)
Securities sold short	(908,078)
Purchased Options	153,783
Written Options	35,406
Swaps	15,454
Futures	(1,762,396)
Total net realized loss on investments	(3,770,583)

Distributions of realized gains from other investment companies	1,398

Net change in unrealized appreciation (depreciation) of:
Investments	(1,000,326)
Securities sold short	30,349
Purchased options	(14,877)
Swaps	2,315
Futures	(421,478)
Total net change in unrealized depreciation	(1,404,017)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,173,202)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (5,517,402)
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	February 29, 2012	February 28, 2011
FROM OPERATIONS
Net investment loss	$ (344,200)	$ (297,827)
Net realized loss from investments, short sales, purchased options, written
options and futures	(3,770,583)	(577,018)
Distributions of realized gains from other investment companies	1,398	-
Net change in unrealized appreciation of investments, short sales, purchased
options, written options and futures	(1,404,017)	2,100,314
Net increase (decrease) in net assets resulting from operations	(5,517,402)	1,225,469

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	-	(49,307)
Class I	-	(740,805)
Net decrease in net assets from distributions to shareholders	-	(790,112)

FROM SHARES OF BENEFICIAL INTEREST
Class A:
Proceeds from shares sold	20,357,592	850,051
Net asset value of shares issued in reinvestment of distributions	-	39,498
Redemption fee proceeds	1,486	155
Payments for shares redeemed	(1,574,013)	(1,661,237)
Net increase (decrease) in net assets from shares of beneficial interest	18,785,065	(771,533)
Class I:
Proceeds from shares sold	5,122,781	7,600,364
Net asset value of shares issued in reinvestment of distributions	-	678,127
Redemption fee proceeds	2,641	892
Payments for shares redeemed	(15,680,436)	(17,250,868)
Net decrease in net assets from shares of beneficial interest	(10,555,014)	(8,971,485)

Net increase (decrease) in net assets from shares of beneficial interest	8,230,051	(9,743,018)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,712,649	(9,307,661)

NET ASSETS
Beginning of Year	23,984,321	33,291,982
End of Year *	$ 26,696,970	$ 23,984,321
* Includes accumulated net investment income (loss) of:	$ (118,705)	$ -

SHARE ACTIVITY
Class A
Shares Sold	1,367,712	55,829
Shares Reinvested	-	2,569
Shares Redeemed	(110,727)	(111,151)
Net increase (decrease) in shares of beneficial interest outstanding	1,256,985	(52,753)

Class I
Shares Sold	411,385	594,683
Shares Reinvested	-	52,896
Shares Redeemed	(1,331,537)	(1,350,762)
Net decrease in shares of beneficial interest outstanding	(920,152)	(703,183)
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund - Class A
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Years Ended February 28 or 29,					Period Ended
	2012		2011		2010	February 28, 2009 (1)

Net asset value, beginning of period	$ 15.56		$ 15.25		$ 13.83	$ 15.00

Activity from investment operations:
Net investment income (loss) (2)	(0.20)		(0.18)		(0.21)	0.03
Net realized and unrealized gain (loss) on investments	(2.22)		0.80		1.63	(1.23)
Total from investment operations	(2.42)		0.62		1.42	(1.20)
Less distributions from:
Net investment income	-		-		-	(0.09)
Net realized gains	-		(0.31)		-	-
Total distributions	-		(0.31)		-	(0.09)

Paid-in-capital from redemption fees	0.00	(7)	0.00	(7)	-	0.12

Net asset value, end of period	$ 13.14		$ 15.56		$ 15.25	$ 13.83

Total return (3)	(15.55)%		4.11%		10.27%	(7.19)%

Net assets, end of period (000s)	$ 18,505		$ 2,352		$ 3,109	$ 377

Ratio of expenses to average net assets:
Before reimbursement (4)(5)	4.07%		3.89%		4.23%	6.63%
Net of reimbursement (4)(5)	3.64%		3.46%		3.33%	3.18%

Ratio of expenses to average net assets (net of dividend
and interest expense):
Before reimbursement (4)(5)	3.18%		3.18%		3.65%	6.20%
Net of reimbursement (4)(5)	2.75%		2.75%		2.75%	2.75%

Ratio of net investment (loss) to average net assets:
Before reimbursement (4)(5)(6)	(1.90)%		(1.63)%		(2.28)%	(2.80)%
Net of reimbursement (4)(5)(6)	(1.47)%		(1.21)%		(1.38)%	0.65%

Portfolio Turnover Rate (3)	370%		224%		438%	347%

(1) Class A commenced operations on November 5, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Not annualized for periods less than a full year.
(4) Annualized for periods of less than one year.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(7) Less than a half cent per share.
See accompanying notes to financial statements.

Alternative Strategies Mutual Fund - Class I
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Years Ended February 28 or 29,						Period Ended
	2012		2011		2010		February 28, 2009 (1)

Net asset value, beginning of period	$ 12.99		$ 12.74		$ 11.53		$ 13.00

Activity from investment operations:
Net investment income (loss) (2)	(0.11)		(0.11)		(0.13)		0.08
Net realized and unrealized gain (loss) on investments	(1.89)		0.67		1.34		(1.45)
Total from investment operations	(2.00)		0.56		1.21		(1.37)
Less distributions from:
Net investment income	-		-		0.00	(7)	(0.10)
Net realized gains	-		(0.31)		-		-
Total distributions	-		(0.31)		0.00	(7)	(0.10)

Paid-in-capital from redemption fees	0.00	(7)	0.00	(7)	0.00	(7)	-

Net asset value, end of period	$ 10.99		$ 12.99		$ 12.74		$ 11.53

Total return (3)	(15.40)%		4.45%		10.51%		(10.59)%

Net assets, end of period (000s)	$ 8,192		$ 21,632		$ 30,183		$ 11,269

Ratio of expenses to average net assets:
Before reimbursement (4)(5)	3.82%		3.64%		3.95%		4.73%
Net of reimbursement (4)(5)	3.39%		3.22%		3.05%		2.95%

Ratio of expenses to average net assets (net of dividend
and interest expense):
Before reimbursement (4)(5)	2.93%		2.92%		3.40%		4.54%
Net of reimbursement (4)(5)	2.50%		2.50%		2.50%		2.76%

Ratio of net investment (loss) to average net assets:
Before reimbursement (4)(5)(6)	(1.36)%		(1.33)%		(1.91)%		(1.11)%
Net of reimbursement (4)(5)(6)	(0.93)%		(0.91)%		(1.01)%		0.67%

Portfolio Turnover Rate (3)	370%		224%		438%		347%

(1) Class I commenced operations on March 3, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Not annualized for periods less than a full year.
(4) Annualized for periods of less than one year.
(5)	Does not include the expenses of other investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(7) Less than a half cent per share.

See accompanying notes to financial statements.

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS

February 29, 2012

1.

ORGANIZATION

Alternative Strategies Mutual Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  Prior to June 27, 2011, the Fund was a series of the Trust for Professional Managers (the “Predecessor Fund”).  The Fund’s investment objective is long-term capital appreciation with low correlation to broad market indices.  The Fund commenced operations on March 3, 2008.  Effective October 15, 2008, the Fund issued a new class of shares, Class A, and renamed the existing class as Class I.  Class A shares commenced operations on November 5, 2008.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Class I shares are offered at net asset value.   Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares.

On June 22, 2011, The Board of Trustees of the Trust for Professional Mangers (the “Predecessor Trust”) held a Special Meeting of the Shareholders of the Alternative Strategies Mutual Fund (the “Predecessor Fund”), a series of the Predecessor Trust for the purpose of approving an Agreement and Plan of Reorganization dated May 17, 2011 by and among the Predecessor Trust, on behalf of the Predecessor Fund, Northern Lights Fund Trust II (the “Trust”), on behalf of its newly created series the Alternative Strategies Mutual Fund (the “Fund”), and Ascentia Capital Partners, LLC, the investment advisor to the Predecessor Fund and the Fund (the “Advisor”) regarding the proposed reorganization of the Predecessor Fund with and into the Fund (the “Plan of Reorganization”). Under the Plan of Reorganization, the Predecessor Fund would transfer all of its assets and liabilities to the Fund, in exchange for a number of Fund shares equivalent in class, number and value to shares of the Predecessor Fund outstanding immediately prior to the closing date, followed by a distribution of those shares to Acquired Fund shareholders so that each Class A and Class I Predecessor Fund shareholder would receive Class A shares and Class I shares, respectively, of the Fund equivalent to the number of Predecessor Fund shares held by such shareholder on May 10, 2011.  The Advisor is responsible for the expenses incurred in connection with the Plan of Reorganization.

At the close of business May 10, 2011, the record date for the Special Meeting of Shareholders, there were outstanding 779,926.182 Class A shares and 1,555,426.893 Class I shares of beneficial interest of the Predecessor Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 61.50% of the outstanding shares of the Predecessor Fund. Therefore, a quorum was present for the Predecessor Fund.

On June 27, 2011, the Fund acquired all of the assets and assumed all of the liabilities of the Predecessor Fund, in a tax-free exchange of shares and the subsequent liquidation of the Alternative Strategies Mutual Fund (the “Reorganization”).  Since June 27, 2011, the Fund has been managed as a single, integrated portfolio.  As a result, it is not practicable to separate the amounts of revenue and earnings attributable to the Fund that are included in the Statement of Operations between June 27, 2011 and February 29, 2012.

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.    Options and futures contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the

securities. Investments valued in currencies other than the U.S. dollar are converted to         U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of February 29, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$ 13,291,088	$ -	$ -	$ 13,291,088
Preferred Stock	103,221	-	-	103,221
Exchange-Traded Notes	240,911	-	-	240,911
Exchange-Traded Funds	6,285,897	-	-	6,285,897
Closed-End Fund	86,137	-	-	86,137
Convertible Bonds	-	4,136,137	-	4,136,137
Corporate Bonds	-	505,625	-	505,625
U.S. Treasury Notes	-	3,306,532	-	3,306,532
Foreign Government Bonds	-	104,000	-	104,000
Warrants	13,257	-	-	13,257
Put Options Purchased	7,613	-	-	7,613
Short-Term Investments	2,234,788	-	-	2,234,788
Total Investments	22,262,912	8,052,294	-	30,315,206
Total Return Swap***	-	2,315	-	2,315
Total	$ 22,262,912	$ 8,054,609	$ -	$ 30,317,521
Liabilities
Securities Sold Short	6,502,786	-	-	6,502,786
Futures Contracts**	390,350	-	-	390,350
Total	$ 6,893,136	$ -	$ -	$ 6,893,136

              The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and

Level 2 during the current period presented. It is the Fund’s policy to record transfers into and out of Level 1 and Level 2 at the end of the reporting period.

 *Please refer to the Portfolio of Investments for Industry classifications.

**Futures Contracts are derivative instruments not reflected in the Schedule of Investments.  This amount represents net unrealized appreciation on futures contracts purchased and sold as of February 29, 2012.

***Represents variation margin on the last day of the reporting period.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

tax years (2008-2011). The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations.

Futures Contracts – The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities.   Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.   If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

 The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the Statements of Assets and Liabilities.    With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – The Fund is subject to equity price risk and currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When a fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, a fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The number of option contracts written and the premiums received by the Fund during the year ended February 29, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	26	76,993
Options exercised	-	-
Options expired	(7)	(14,397)
Options closed	(19)	(62,596)
Options outstanding, end of period	-	$ -

Derivatives Disclosure -

Fair Values of Derivative Instruments in the Fund as of February 29, 2012:

SFAS 161 Balance Sheet	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts:	Investments, Receivables,		Payables, Net Assets - Net Unrealized
	Net Assets - Unrealized Appreciation	$ 39,029	Depreciation	$ -

Commodity contracts	Receivables, Net Assets -		Net Assets - Net Unrealized
	Unrealized Appreciation	1,910	Depreciation	1,090

Interest rate contracts:	Receivables, Net Assets -		Payables, Net Assets - Net Unrealized
	Unrealized Appreciation	4,156	Depreciation	-

Foreign exchange contracts:	Investments, Receivables, Net Assets -		Net Assets - Net Unrealized
	Unrealized Appreciation	36,963	Depreciation	6,976

		$ 82,058		$ 8,066

The effect of Derivative Instruments on the Statement of Operations for the year ended February 29, 2012:

SAS 161 Statement of			Change in
Operations			Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) from purchased options, futures, and swaps/
Net change in unrealized appreciation (depreciation)
	from purchased options, futures, and swaps	$ (1,395,972)	$ (327,167)

Commodity contracts	Net realized gain (loss) from purchased and written options and futures/Net change in unrealized appreciation (depreciation) from
	puchased options and futures	53,347	(33,109)

Interest rate contracts	Net realized gain (loss) from futures/Net change in unrealized
	appreciation (depreciation) from futures	(302,123)	13,823

Foreign currency contracts	Net realized gain (loss) from purchased options and futures/
Net change in unrealized appreciation (depreciation) from
	purchased options and futures	86,995	(87,587)

Total		$ (1,557,753)	$ (434,040)

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

Swap Agreements – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund may enter into various swap transactions for investment purposes to manage equity risk.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the year ended February 29, 2012, the Fund had net realized gains of $15,454 resulting from swap activity.

The derivative instruments outstanding as of February 29, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended February 29, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $82,689,586 and $74,444,406, respectively.

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund.  Ascentia Capital Partners, LLC. serves as the Fund’s Investment Advisor (the “Advisor”). The Trust, on behalf of the Fund, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  Prior to June 27, 2011, such services were provided by U.S. Bancorp Fund Services, LLC.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.95% of the Fund’s average daily net assets.  For the year ended February 29, 2012, the Fund incurred $561,081 of advisory fees.

Pursuant to a written contract (the "Waiver Agreement"), the Advisor has agreed, at least until August 31, 2012 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding front-end or contingent sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees, or extraordinary expenses, such as litigation) do not exceed 2.75% for Class A shares and 2.50% for Class I shares with respect to the average daily net assets for each share class.  These amounts will herein be referred to as the "expense limitations."  For the year ended February 29, 2012, expenses of $90,907 incurred by the Fund were waived or reimbursed by the Advisor.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund's operating expense to exceed the respective expense limitation.  If any Fund's operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of February 29, 2012, the following amounts are subject to recapture by the Advisor by February 28 or 29 of the following years:

2013	2014	2015	Totals
$ 173,703	$ 134,260	$ 90,907	$ 398,870

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  The Board may terminate this expense reimbursement arrangement at any time.

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisors.  Under the terms of these sub-advisory agreements, the Advisor compensates the sub-advisors based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Armored Wolf, LLC

Dunham & Associates Investment Counsel, Inc.

DuPont Capital Management Corporation

Sage Capital Management, LLC

Research Affiliates, LLC also served as a sub-advisor to the Predecessor Fund, but currently serves solely as a signal provider to the Fund’s Advisor.

Distributor- The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for Class A shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  Prior to June 27, 2011, Quasar Distributors, LLC served as the Fund’s distributor.  For the year ended February 29, 2012, pursuant to the Plan, Class A shares paid $36,526.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. The Distributor is an affiliate of GFS. For the year ended February 29, 2012, the Distributor received $3,122 in underwriting commissions for sales of Class A shares.

Trustees- Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. For the year ended February 29, 2012, GFS waived service fees of $33,010.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	February 29, 2012	February 28, 2011
Ordinary Income	$ -	$ 790,113
Long-Term Capital Gain	-	-
Total	$ -	$ 790,113

As of February 29, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Late	Post	Unrealized	Total
Ordinary	Long-Term	Loss	Year	October	Appreciation/	Accumulated
Income	Gains	Carry Forward	Losses	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (3,468,825)	$ (112,546)	$ (1,078,144)	$ (29,325)	$ (4,688,840)

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the tax deferral of late year losses and adjustments for swaps, passive foreign investment companies and grantor trusts.  The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, straddles and constructive sales; mark-to-market adjustments Section 1256 contracts; and adjustments for passive foreign investment companies, grantor trusts and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $112,546.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $1,078,144.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At February 29, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 516,819	$ -	$ 516,819	2/28/2019
2,145,059	806,947	2,952,006	Non-Expiring
$ 2,661,878	$ 806,947	$ 3,468,825

Permanent book and tax differences, primarily attributable to net operating losses and adjustments for swaps, grantor trusts and partnerships, adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the period ended February 29, 2012 as follows: a decrease in paid-in capital of $192,602, a decrease in accumulated net investment loss of $225,495 and an increase in accumulated net realized loss from security transactions, short sales, purchased options, swaps and futures of $32,893.

Alternative Strategies Mutual Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

February 29, 2012

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of February 29, 2012, UBS Financial Services, Inc, an account holding shares for the benefit of others in nominee name, held approximately 80% of the voting securities of Class A shares.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Alternative Strategies Mutual Fund

(Northern Lights Fund Trust II)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Alternative Strategies Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of February 29, 2012, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net asssets for the year ended February 28, 2011, and the financial highlights for the periods indicated prior to the year ended February 29, 2012, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on the statement of changes and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alternative Strategies Mutual Fund as of February 29, 2012, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 3, 2012

Alternative Strategies Mutual Fund

TRUSTEES & OFFICERS

February 29, 2012 (Unaudited)

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	20	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	20	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	20	None
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	20	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen** 1972	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director, Secretary, and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC since 2004; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001 General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001.

			20	None
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 1969	President Since May 2011	President and Manager, Gemini Fund Services, LLC since 2006; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 1976	Secretary Since May 2011

Vice-President, Gemini Fund Services, LLC since 2011; Director of Legal Administration, Gemini Fund Services, LLC since 2009; Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 1969	Treasurer Since May 2011	Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice-President, GemCom, LLC since 2004.	N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 1962	Chief Compliance Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003.	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-506-7390.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At an Organizational meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 17, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Alternative Strategies Mutual Fund (the “Fund”), a series of Trust, and Ascentia Capital Partners, LLC (“Ascentia” or the “Adviser”).  The Board further considered the approval of sub-advisory agreements (the “Sub-Advisory Agreements”) between Ascentia and Armored Wolf, LLC, Dunham Associates Investment Counsel, Inc., DuPont Capital Management Corporation and Sage Capital Management, LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

In advance of the May 17, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreements.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement and the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements and comparative information relating to the advisory and sub-advisory fees and other expenses of the Fund.  The materials also included detailed comparative information regarding the Predecessor Fund’s performance, due diligence materials relating to the Adviser and the Sub-Advisers (including due diligence questionnaires completed by the Adviser and each of the Sub-Advisers, the Adviser’s and Sub-Advisers’ Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s and the Sub-Advisers’ key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement and each of the Sub-Advisory Agreements with respect to the Fund.

In considering the continuation of the Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Ascentia related to the proposed Investment Advisory Agreement with the Trust, including Ascentia’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Predecessor Fund and that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of Ascentia’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund under a “manager of managers” structure, as well as the qualifications, experience and responsibilities of the portfolio managers at each of the Sub-Advisers involved in the day-to-day activities of the Fund.  The Board considered the fact that the Adviser had chosen the Fund’s investment strategy and had selected each of the Sub-Advisers to make the day-to-day investment decisions for the Fund.  In addition, the Board noted that each Sub-Adviser would be subject to continuous review and ongoing oversight by the Adviser’s compliance staff, and their hiring, termination or replacement would be based on the Adviser’s recommendations, subject to the Board’s approval. Additionally, the Board received satisfactory responses from representatives of Ascentia with respect to a series of important questions, including: whether Ascentia was involved in any lawsuits or pending regulatory actions; whether Ascentia’s management of other accounts would conflict with its management of the Fund; and whether Ascentia has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by Ascentia of its practices for monitoring compliance with the Fund’s investment limitations, noting Ascentia’s CCO periodically reviews the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program.  The Board then reviewed the capitalization of Ascentia based on financial information provided by Ascentia and discussions with Ascentia and concluded that Ascentia was sufficiently capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund under a “manager of managers” structure, and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance.   In assessing the portfolio management services provided by the Adviser under the “manager of managers” structure, the Board, including the Independent Trustees, considered the past performance of the Predecessor Funds and each of the Sub-Advisers as well as other factors relating to the Adviser’s track record. The Board then reviewed the allocation of the Predecessor Fund’s assets to each Sub-Adviser and performance of each Sub-Adviser.  The Board concluded that the performance obtained by each Sub-Adviser, as well as the overall performance of the Predecessor Fund under the management of the Adviser, was satisfactory.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by the Adviser with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that the Adviser had agreed to waive or limit its management fee and/or reimburse expenses at least until August 31, 2012, to limit net annual operating expenses, and found such arrangements to be beneficial to shareholders.  The Board concluded that based on the Adviser’s experience, expertise, and services to be provided to the Fund, the fees to be charged by the Adviser were reasonable.  The Board concluded that the advisory fees and expense cap for the Fund were reasonable in light of the Fund’s “manager of managers” structure because the Adviser is responsible for the sub-advisory fees payable to the Sub-Advisers out of the Adviser’s contractual advisory fee paid to it by the Fund.  In addition, the Board considered that the Adviser would be responsible for monitoring four different Sub-Advisers for the Fund.  In so doing, the Adviser would commit substantial financial and other resources to the management of the Fund utilizing the “manager of managers” structure.  The Board concluded that the Fund’s management fee and overall expenses are warranted in light of the Fund’s multi-strategy, “manager of managers” structure.

Profitability.  The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board then reviewed each Sub-Advisory Agreement.  In addition to the materials described above, the Trustees reviewed: (i) the nature and quality of the investment advisory services to be provided by each of the Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of the Sub-Advisers; (iii) the performance history of the Sub-Advisers with respect to assets allocated to them by the Adviser for the Predecessor Fund; and (iv) each Sub-Adviser’s financial condition, history of operations and ownership structure.  In considering each of the Sub-Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by the Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board discussed the financial condition of each Sub-Adviser and reviewed supporting materials.  The Board reviewed the presentation materials prepared by each Sub-Adviser describing their investment process.  The Board discussed each Sub-Adviser’s compliance structure and broker selection process.  The Board concluded that each Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance. The Board, including the Independent Trustees, considered the Predecessor Fund’s performance, including the performance relating specifically to the portion of the Predecessor Fund’s assets allocated to each of the Sub-Advisers. The Board concluded that the performance obtained by the each of the Sub-Advisers for the Predecessor Fund was satisfactory.  Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from the Sub-Advisers’ management of the Fund’s portfolio.

Fees, Expenses and Profitability.  As to the costs of the services to be provided and profits to be realized by each Sub-Adviser, the Board discussed the proposed sub-advisory fees of each Sub-Adviser.  The Board considered that the Sub-Advisers are each to be paid by the Adviser out of its advisory fees and not by the Fund.  The Adviser confirmed to the Board that the sub-advisory fees to be paid to the Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.  The Trustees also believed, based on information that the Adviser provided that the Sub-Advisory Agreements have been negotiated at arm’s-length between the Adviser and each of the Sub-Advisers. As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid to each Sub-Adviser based on the Predecessor Fund’s current assets, and noted that the Sub-Advisers will receive no other compensation from the Fund or the Adviser except the sub-advisory fee earned pursuant to the Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Sub-Advisors or their profitability to be significant factors.  Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

Economies of Scale.  Since the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

Conclusion.  The Board considered all of the foregoing factors.  In considering the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to each of the Sub-Advisers.  Based on this review and recommendation, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to each of the Sub-Advisers., with respect to each Sub-Advisory Agreement, that (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the  sub-advisory fees are reasonable and do not result in duplicative fees charged to shareholders; and (c) the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

Alternative Strategies Mutual Fund

EXPENSE EXAMPLES

February 29, 2012 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Annualized Expense Ratio	Expense Paid During Period* 9/1/11-2/29/12
Actual
Class A	$1,000.00	$ 950.20	2.75%	$ 13.33
Class I	$1000.00	$ 951.70	2.50%	$ 12.13
Hypothetical (5% return before expenses)
Class A	$1,000.00	$ 1,011.19	2.75%	$ 13.75
Class I	$1,000.00	$ 1,012.43	2.50%	$ 12.51

*  Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended February 29, 2012 (182) divided by the number of days in the fiscal year (366).

Portfolio Composition as of February 29, 2012 (Unaudited)

Privacy Policy

                                                                  Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-506-7390 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-506-7390.

INVESTMENT ADVISOR

Ascentia Capital Partners, LLC

5485 Kietzke Lane

Reno, Nevada 89511

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Alston & Bird, LLP

950 F Street NW

Washington, DC 20004

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  (a) The Registrant's board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $17,000

2011 – $26,150

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 – $3,000

2011 – $4,880

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $3,000

2011 – $4,880

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

5/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

5/4/12

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

5/4/12